UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2016 (June 9, 2016)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
7.50% Senior Secured Second Priority Notes due 2022 and 7.75% Senior Secured Second Priority Notes due 2024
On June 9, 2016, Herc Spinoff Escrow Issuer, LLC (“Escrow Issuer LLC”), a wholly owned subsidiary of Herc Rentals Inc. (“HERC”), a wholly owned subsidiary of Hertz Global Holdings, Inc., and Herc Spinoff Escrow Issuer, Corp. (“Escrow Co-Issuer” and, together with Escrow Issuer LLC, the “Escrow Issuers”), a wholly owned subsidiary of Escrow Issuer LLC, issued $610 million aggregate principal amount of their 7.50% Senior Secured Second Priority Notes due 2022 (the “2022 Notes”) and $625 million aggregate principal amount of their 7.75% Senior Secured Second Priority Notes due 2024 (the “2024 Notes” and, together with the 2022 Notes, the “Notes”) under an Indenture, dated as of June 9, 2016 (the “Base Indenture”), among the Escrow Issuers, Wilmington Trust National Association, as Trustee (in such capacity, the “Trustee”) and Wilmington Trust, National Association, as Note Collateral Agent (in such capacity, the “Note Collateral Agent”), as supplemented by the First Supplemental Indenture, dated as of June 9, 2016, among the Escrow Issuers, the Trustee and the Note Collateral Agent (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of June 9, 2016, among the Escrow Issuers, the Trustee and the Note Collateral Agent (the “Second Supplemental Indenture” and, collectively with the Base Indenture and the First Supplemental Indenture, the “Indenture”).
Interest on the 2022 Notes will accrue at the rate of 7.50% per annum and will be payable semi-annually in arrears on June 1 and December 1, commencing on December 1, 2016. The 2022 Notes mature on June 1, 2022. Interest on the 2024 Notes will accrue at the rate of 7.75% per annum and will be payable semi-annually in arrears on June 1 and December 1, commencing on December 1, 2016. The 2024 Notes mature on June 1, 2024.

The Escrow Issuers deposited the gross proceeds from the sale of the Notes into an escrow account. Funds on deposit in the escrow account will only be released upon satisfaction of certain conditions. If such conditions are not satisfied, such funds will only be used to repay the Notes. Upon satisfaction of such conditions, the funds will be released from the escrow account (the “Escrow Release”; the date of such release, the “Escrow Release Date”) and will be used to: (i) make certain payments in connection with the separation of Hertz Global Holdings, Inc.’s global equipment rental business from its global car rental business (the “Separation”), including cash transfers to The Hertz Corporation (“Hertz”) and its affiliates and (ii) pay fees and other transaction expenses in connection therewith. Substantially concurrently with the Escrow Release, HERC will assume the Escrow Issuers’ obligations under the Notes and the Indenture by entering into one or more supplemental indentures. “The Company” means (i) prior to the assumption by HERC of the obligations of the Escrow Issuers under the Notes and the Indenture, Escrow Issuer LLC and (ii) thereafter, HERC.
Ranking; Guarantee
Prior to the Escrow Release, the Notes will be the senior secured obligations of the Escrow Issuers, secured by first-priority liens on the Escrowed Funds (as defined below) held in the escrow account. From and after the Escrow Release and prior to the date (the “Grant Date”) on which each of the Subsidiary Guarantors (as defined in the Indenture) grants a security interest in the collateral to the collateral agent under the Senior ABL Facility (as defined in the Indenture), the Notes will be HERC’s senior unsecured obligations, ranking equally in right of payment with all of its existing and future senior indebtedness and senior in right of payment to all of its existing and future subordinated indebtedness. From and after the Grant Date (which is expected to be the day of or the day following the Escrow Release), the Notes will be general senior secured indebtedness of HERC.
Prior to the Grant Date, the Notes will not be guaranteed. From and after the Grant Date, the Notes will be guaranteed, on a senior secured basis, by each of the Subsidiary Guarantors. From and after the Grant Date, the guarantee of each Subsidiary Guarantor will be a senior secured obligation of that Subsidiary Guarantor.
Collateral
The security interests in the collateral may be released without the consent of the holders of the Notes if collateral is disposed of in a transaction that complies with the terms of the Indenture and the collateral documents, and will be released, so long as any obligations under the Senior ABL Facility are outstanding, upon the release of all liens thereon securing such obligations.
Special Mandatory Redemption
If (1) Escrow Issuer LLC does not certify to the Escrow Agent that the conditions to the Escrow Release have been met on or prior to June 30, 2016 (the “Initial Outside Date”) or such other date as Escrow Issuer LLC has elected (such then applicable date, the “Outside Date”) or (2) Escrow Issuer LLC notifies the Escrow Agent in writing that it has determined that the Escrow Release will not occur on or prior to the then applicable Outside Date, the Notes will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price of the Notes, plus accrued and unpaid interest from June 9, 2016, or from the most recent date to which interest has been paid or provided for, up to, but not including, the payment date of such mandatory redemption. Any excess amounts remaining in the escrow account after funding such redemption and paying any fees of the Escrow Agent and Trustee will be returned to Escrow Issuer LLC.
Redemption
The Company may redeem the 2022 Notes, in whole or in part, at any time prior to June 1, 2019, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus the applicable make-whole premium. The Company may redeem the 2022 Notes, in whole or in part, at any time (i) on or after June 1, 2019 and prior to June 1, 2020, at a price equal to 103.750% of the principal amount of the 2022 Notes, (ii) on or after June 1, 2020 and prior to June 1, 2021, at a price equal to 101.875% of the principal amount of the 2022 Notes, and (iii) on or after June 1, 2021, at a price equal to 100.000% of the principal amount of the 2022 Notes, in each case, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, at any time prior to June 1, 2019, the Company at its option may redeem up to 40% of the original aggregate principal amount of the 2022 Notes with the proceeds of one or more equity offerings at a redemption price of 107.50%, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.
The Company may redeem the 2024 Notes, in whole or in part, at any time prior to June 1, 2019, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus the applicable make-whole premium. The Company may redeem the 2024 Notes, in whole or in part, at any time (i) on or after June 1, 2019 and prior to June 1, 2020, at a price equal to 105.813% of the principal amount of the 2024 Notes, (ii) on or after June 1, 2020 and prior to June 1, 2021, at a price equal to 103.875% of the principal amount of the 2024 Notes, (iii) on or after June 1, 2021 and prior to June 1, 2022, at a price equal to 101.938% of the principal amount of the 2024 Notes and (iv) on or after June 1, 2022, at a price equal to 100.000% of the principal amount of the 2024 Notes, in each case, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, at any time prior to June 1, 2019, the Company at its option may redeem up to 40% of the original aggregate principal amount of the 2024 Notes with the proceeds of one or more equity offerings at a redemption price of 107.750%, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.
Covenants
The Indenture contains covenants that, among other things, limit the ability of (i) prior to the Escrow Release Date, the Escrow Issuers and (ii) from and after the Escrow Release Date, HERC and its restricted subsidiaries, to: incur additional indebtedness, guarantee indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make loans and investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or the Subsidiary Guarantors or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control triggering event, the Company is required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any to (but excluding) the repurchase date. If the Company sells assets under certain circumstances, it must use the proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.
Events of Default
The following are events of default under the Indenture: the nonpayment of principal when due; the nonpayment of interest when due continued for 30 days; the failure to comply for 60 days after receipt of requisite notice with specified obligations, covenants or agreements contained in the Notes or the Indenture; the failure of any Subsidiary Guarantor to comply for 45 days with its obligations under its guarantee or a failure of any guarantee of a significant subsidiary to be in full force and effect; failure to pay any indebtedness for borrowed money after final maturity or cross acceleration of material debt if the total amount of such indebtedness exceeds $150.0 million; bankruptcy event of default; judgment default; the failure of any security document securing the Notes to be in full force and effect with respect to any collateral having a fair market value in excess of $150.0 million.

Copies of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are attached as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference. The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents.
Escrow Agreement
In connection with the issuance of the Notes, the Escrow Issuers entered into an Escrow Agreement, dated as of June 9, 2016 (the “Escrow Agreement”), with the Trustee and Wilmington Trust, National Association, as Escrow Agent (the “Escrow Agent”). Pursuant to the Escrow Agreement, Escrow Issuer LLC has (i) instructed the initial purchasers to deposit with the Escrow Agent an amount in cash and/or Treasury Securities equal to the gross proceeds of the offering of the Notes and (ii) arranged for the deposit of an amount in cash and/or Treasury Securities sufficient (as determined solely by Escrow Issuer LLC) to pay interest with respect to the Notes up to, but not including, the Initial Outside Date (the cash and/or Treasury Securities deposited in accordance with the immediately preceding clauses (i) and (ii), collectively with any investments thereof and all interest, dividends and other distributions and payments thereon received by the Escrow Agent and any amount deposited pursuant to an extention of the Outside Date, the “Escrowed Funds”). The Escrow Issuers have granted the Trustee, for the benefit of itself and the holders of the Notes, a first-priority security interest in the Escrow Account and Escrowed Funds to secure the obligations under the Notes pending disbursement upon Escrow Release. Pursuant to the Escrow Agreement, the Escrow Agent will release the Escrowed Funds to, or at the order of, Escrow Issuer LLC upon delivery by Escrow Issuer LLC to the Escrow Agent and the Trustee of an Officer’s Certificate certifying that the following conditions will be met promptly following the Escrow Release: (i) the transactions which upon consummation thereof will result in the Separation are being initiated; (ii) HERC shall have delivered, or shall deliver substantially concurrently with the Escrow Release, one or more supplemental indentures pursuant to which HERC shall assume the obligations of the Escrow Issuers under the Notes and the Indenture; and (iii) the Separation will be consummated promptly following the Escrow Release.

A copy of the Escrow Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Escrow Issuers’ direct financial obligations under the Notes is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 15, 2016, HERC posted a revised equity roadshow presentation to the Investor Relations section of Hertz’s website at IR.hertz.com. This presentation revises the following information included in the equity roadshow presentation posted on June 10, 2016 and furnished to the SEC on Form 8-K: (i) the Rental Revenue Mix chart on slide 16 and the discretionary spending calculation on slide 36 were revised, and (ii) the reconciliation of non-GAAP financial results to the comparable GAAP measure included on slides 44 and 45 of the appendix was revised to include financial information with respect to Hertz Global Holdings, Inc. (to be renamed Herc Holdings Inc.), the top level holding company of HERC’s equipment rental business following the separation of the equipment rental business from the car rental business of Hertz. Hertz Global Holdings, Inc. has no material assets or stand-alone operations. Certain other minor clarifications were also made to the presentation. A copy of the revised presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Financial information in the presentation includes certain non-GAAP financial measures. Reconciliations of such non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are contained in the appendix section of the presentation.
The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by HERC's management, include “forward-looking statements.” Forward-looking statements include information about HERC's liquidity, possible or assumed future results of operations, including descriptions of its business strategies, and outlook for non-residential starts, industrial production and industrial spending GDP. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that HERC has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors HERC believes are appropriate in these circumstances. HERC believes these judgments are reasonable, but you should understand that these statements and HERC's financial projections are not guarantees of performance or results, and HERC's actual results could differ materially from those expressed in the forward-looking statements and the following financial projections due to a variety of important factors, both positive and negative. Many factors could affect HERC's actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements, including, without limitation, those risks and uncertainties discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the information statement included as an exhibit to the Form 10 filed with the SEC by Hertz Rental Car Holding Company, Inc. (“Form 10”). In light of these risks, uncertainties and assumptions, the forward-looking statements contained in the presentation might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to HERC or persons acting on HERC's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements speak only as of the date made, and HERC undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

4.1
Indenture (including the form of Notes), dated as of June 9, 2016, between Herc Spinoff Escrow Issuer, LLC, Herc Spinoff Escrow Issuer, Corp. and Wilmington Trust, National Association, as Trustee and Note Collateral Agent.

4.2
First Supplemental Indenture, dated as of June 9, 2016, among Herc Spinoff Escrow Issuer, LLC, Herc Spinoff Escrow Issuer, Corp. and Wilmington Trust, National Association, as Trustee and Note Collateral Agent.

4.3	Second Supplemental Indenture, dated as of June 9, 2016, among Herc Spinoff Escrow Issuer, LLC, Herc Spinoff Escrow Issuer, Corp. and Wilmington Trust, National Association and Note Collateral Agent.
10.1
Escrow Agreement, dated as of June 9, 2016, between Herc Spinoff Escrow Issuer, LLC, Herc Spinoff Escrow Issuer, Corp., Wilmington Trust, National Association, as Trustee under the Indenture, and Wilmington Trust, National Association, as Escrow Agent.

99.1	Herc Rentals Revised Presentation.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  June 15, 2016